Evergreen Offit VA Emerging Markets Bond Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
7	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
10	STATEMENT OF ASSETS AND LIABILITIES
11	STATEMENT OF OPERATIONS
12	STATEMENTS OF CHANGES IN NET ASSETS
13	NOTES TO FINANCIAL STATEMENTS
17	INDEPENDENT AUDITORS’ REPORT
20	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Offit VA Emerging Markets Bond Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“Emerging market countries should benefit from low interest rates in the United States and a weakening U.S. dollar, which may result in higher commodity prices. This environment would result in a strengthening global economy, which in turn would help emerging market economies.”

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team Lead Manager

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 8/28/1996	Class 1
Class Inception Date	8/28/1996

Average Annual Return

1 year	-4.32%

5 year	1.96%

Since portfolio inception	4.21%

30-day SEC yield	5.84%

12-month income dividends per share	$0.50

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Offit VA Emerging Markets Bond Fund Class 1 shares,1 versus a similar investment in the J.P. Morgan Emerging Markets Bond Index (JPMEMBI) and the Consumer Price Index (CPI).

The JPMEMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 1 prior to November 8, 2002, is based on the performance of the Select shares of the fund’s predecessor fund, OFFIT VIF Emerging Markets Bond Fund.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares returned -4.32% for the 12-month period ended December 31, 2002. During the same period, the J.P. Morgan Emerging Markets Bond Index returned 13.12%, and the median return of funds in the Lipper Variable Annuity Global Income Funds Classification was 16.14%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$4,972,273

Average Credit Quality*	BB+

Effective Maturity	11.2 years

Average Duration	6.1 years

*Source: Standard & Poor’s

What were the principal factors affecting fund performance in 2002?

The period was one of transition, both in portfolio management and in investment strategy. The fund began 2002 with relatively high concentrations in bonds issued by Latin American corporations. This left the portfolio vulnerable to the default and devaluation in Argentina, followed by market concerns in other Latin American countries. As a result, performance lagged. The fund’s portfolio then was adjusted to provide greater geographic diversification and trading liquidity. This rebalancing, completed by the end of September, resulted in a greater emphasis on higher-grade emerging markets in Asia and Eastern Europe.

Members of Evergreen Investment Management Company, LLC’s portfolio management teams took responsibility for the fund beginning in early October. Since that point, the fund had positive performance, gaining 6.72% in the final three months of 2002.

PORTFOLIO COMPOSITION
(as a percentage of 12/31/2002 portfolio assets)

Yankee Obligations - Government	79.7%

Yankee Obligations - Corporate	18.0%

Short-Term Mutual Fund Shares	1.3%

Corporate Bonds	1.0%

What are the principal investment strategies of the management team?

We seek to benefit from opportunities derived from improving long-term economic and political conditions in emerging market countries. We hope to provide a competitive total return by focusing on current yield and opportunities for price appreciation in emerging market debt securities, including both sovereign government securities and corporate debt.

We believe it is important for shareholders to understand that while emerging market corporate bonds can enhance yield, these securities are less liquid and pose greater price risk in times of crisis. However, we believe geographic diversification provides for less volatility and risk, as it reduces the effects of fluctuations in local markets.

PORTFOLIO QUALITY*
(as a percentage of 12/31/2002 portfolio assets)

*Source: Standard & Poor’s

PORTFOLIO MANAGER INTERVIEW continued

What is your investment outlook for the next 12 months?

We believe emerging market bonds could potentially perform well in 2003, provided that external factors, such as the world geopolitical tensions, do not worsen and the financial and political backdrop in Brazil remains stable. Emerging market countries should benefit from low interest rates in the United States and a weakening U.S. dollar, which may result in higher commodity prices. This environment would result in a strengthening global economy, which in turn would help emerging market economies.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,					Year Ended
	2002[1]	2001	2000	1999	1998[2]	March 31, 1998
Class 1
Net asset value, beginning of period	$7.63	$8.22	$8.46	$7.60	$10.55	$10.30
Income from investment operations
Net investment income	0.56	0.85	0.94	0.94	0.66	0.86
Net realized and unrealized gains or losses on securities	-0.89	-0.59	-0.23	0.86	-2.79	0.27
Total from investment operations	-0.33	0.26	0.71	1.80	-2.13	1.13

Distributions to shareholders from
Net investment income	-0.50	-0.85	-0.95	-0.94	-0.73	-0.88
Net realized gains	0	0	0	0	-0.09	0
Total distributions to shareholders	-0.50	-0.85	-0.95	-0.94	-0.82	-0.88

Net asset value, end of period	$6.80	$7.63	$8.22	$8.46	$7.60	$10.55
Total return[3]	-4.32%	3.26%	8.71%	25.19%	-20.36%	11.26%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,972	$7,087	$6,950	$7,686	$5,575	$5,780
Ratios to average net assets
Expenses[4]	1.31%	1.38%	1.47%	1.50%	1.50%[5]	1.50%
Net investment income	8.38%	10.51%	11.17%	12.11%	10.38%[5]	8.27%
Portfolio turnover rate	239%	71%	72%	71%	100%	53%

1.  As of the close of business on November 8, 2002, Evergreen Offit VA Emerging Markets Bond Fund acquired the net assets of OFFIT VIF Emerging Markets Bond Fund ("OFFIT Fund" ). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002, are those of OFFIT Fund.

2.  For the nine months ended December 31, 1998. The fund changed its fiscal year end from March 31 to December 31, effective December 31, 1998.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Credit Rating^	Principal Amount	Value

CORPORATE BONDS 1.0%
MATERIALS 1.0%
Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc., 7.20%, 11/15/2026	B-	$ 50,000	$ 48,875
YANKEE OBLIGATIONS-CORPORATE 17.5%
CONSUMER DISCRETIONARY 2.0%
Household Durables 2.0%
Vestel Electronics Finance, Ltd., 11.50%, 05/14/2007 144A	B-	100,000	98,250
ENERGY 4.4%
Oil & Gas 4.4%
Petronas Capital, Ltd., 7.00%, 05/22/2012	BBB+	200,000	219,400
FINANCIALS 5.6%
Banks 5.6%
BBVA Bancomer Capital Trust, 10.50%, 02/16/2011	BB	250,000	280,252
TELECOMMUNICATION SERVICES 5.5%
Diversified Telecommunication Services 5.5%
Telefonos de Mexico, 8.25%, 01/26/2006	BBB-	250,000	274,687
Total Yankee Obligations-Corporate			872,589
YANKEE OBLIGATIONS-GOVERNMENT 77.7%
Brazil, Ser. L, 8.00%, 04/15/2014	B+	369,423	244,743
Bulgaria, 8.25%, 01/15/2015	BB	250,000	274,063
Colombia, 10.00%, 01/23/2012	BB	170,000	172,550
Costa Rica, 8.11%, 02/01/2012	BB	250,000	250,625
Korea, 8.875%, 04/15/2008	A-	250,000	310,950
Malaysia, 7.50%, 07/15/2011	BBB+	250,000	287,981
Mexico:
8.30%, 08/15/2031	BBB-	320,000	338,400
8.375%, 01/14/2011	BBB-	150,000	169,875
Panama, 9.375%, 07/23/2012	BB	100,000	107,650
Peru, 9.125%, 01/15/2008	BB-	120,000	121,800
Philippines, 9.375%, 01/18/2017	BB+	250,000	257,500
Poland, 6.25%, 07/03/2012	BBB+	250,000	278,125
Russia:
3.00%, 05/14/2011	BB	300,000	207,750
Sr. Disc. Note, Step Bond, 5.00%, 04/01/2030 †	BB	650,000	517,562
South Africa, 7.375%, 04/25/2012	BBB-	250,000	271,875
Turkey, 11.50%, 01/23/2012	B-	50,000	51,750
Total Yankee Obligations-Government			3,863,199
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

SHORT-TERM INVESTMENTS 1.3%
MUTUAL FUND SHARES 1.3%
Evergreen Institutional Money Market Fund (o)	61,583	$ 61,583
Total Investments (cost $4,625,400) 97.5%		4,846,246
Other Assets and Liabilities 2.5%		126,027
Net Assets 100.0%		$ 4,972,273

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

As of December 31, 2002, the Fund held investments in the following countries (unaudited):

	Market Value	Percentage of Total Investments

Mexico	$1,063,214	21.8%
Russia	725,312	15.0%
Malaysia	507,381	10.5%
South Korea	310,950	6.4%
Poland	278,125	5.7%
Bulgaria	274,063	5.7%
South Africa	271,875	5.6%
Philippines	257,500	5.3%
Costa Rica	250,625	5.2%
Brazil	244,743	5.1%
Colombia	172,550	3.6%
Peru	121,800	2.5%
United States	110,458	2.3%
Panama	107,650	2.2%
Cayman Island	98,250	2.0%
Turkey	51,750	1.1%
	$4,846,246	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 4,625,400
Net unrealized gains on securities	220,846

Market value of securities	4,846,246
Interest receivable	130,140
Receivable from investment advisor	3,934
Prepaid expenses and other assets	100

Total assets	4,980,420

Liabilities
Due to other related parties	135
Accrued expenses and other liabilities	8,012

Total liabilities	8,147

Net assets	$ 4,972,273

Net assets represented by
Paid-in capital	$ 7,806,714
Undistributed net investment income	42,805
Accumulated net realized losses on securities	(3,098,092)
Net unrealized gains on securities	220,846

Total net assets	$ 4,972,273

Shares outstanding -- Class 1	731,185

Net asset value per share -- Class 1	$ 6.80

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Interest	$ 633,264

Expenses
Advisory fee	58,936
Administrative services fees	7,927
Transfer agent fee	10,772
Trustees’ fees and expenses	426
Printing and postage expenses	6,555
Custodian fee	7,753
Professional fees	4,046
Other	4,990

Total expenses	101,405
Less: Expense reductions	(2)
Fee waivers	(15,600)

Net expenses	85,803

Net investment income	547,461

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(1,866,911)
Net change in unrealized gains or losses on securities	977,955

Net realized and unrealized gains or losses on securities	(888,956)

Net decrease in net assets resulting from operations	$ (341,495)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2002		2001
Operations

Net investment income		$ 547,461		$ 741,340
Net realized gains or losses on securities		(1,866,911)		68,021
Net change in unrealized gains or losses on securities		977,955		(588,835)

Net increase (decrease) in net assets resulting from operations		(341,495)		220,526

Distributions to shareholders from
Net investment income		(504,656)		(741,340)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	200	1,540	8,565	71,554
Net asset value of shares issued in
reinvestment of distributions	72,590	504,308	93,429	741,589
Payment for shares redeemed	(270,606)	(1,774,578)	(18,624)	(155,041)

Net increase (decrease) in net assets resulting from capital share transactions		(1,268,730)		658,102

Total increase (decrease) in net assets		(2,114,881)		137,288
Net assets
Beginning of period		7,087,154		6,949,866

End of period		$ 4,972,273		$ 7,087,154

Undistributed net investment income		$ 42,805		$ 0

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Offit VA Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 shares at net asset value without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

NOTES TO FINANCIAL STATEMENTS continued

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

OFFITBANK Fund Advisors, a subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.90% and declining to 0.80% as net assets increase.

During the year ended December 31, 2002, the investment advisor waived its fees in the amount of $8,421, which represents 0.13% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2002, ETS waived its fees in the amount of $773, which represents 0.01% of the fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Prior to September 23, 2002, PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provided administrative, fund accounting, transfer and dividend disbursing agent services for the Fund. For its administrative services, PFPC Inc. received a fee at an annual rate starting at 0.125% and declining to 0.0275% as average daily net assets increased. For providing fund accounting services to the Fund, PFPC Inc. had received a fee of $1,250 per month plus out of pocket expenses. During the year ended December 31, 2002, PFPC Inc. waived its fees in the amount of $6,406, which represents 0.10% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $14,238,116 and $15,030,670, respectively, for the year ended December 31, 2002.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $4,625,400. The gross unrealized appreciation and depreciation on securities based on tax cost was $228,563 and $7,717, respectively, with a net unrealized appreciation of $220,846.

As of December 31, 2002, the Fund had $3,098,092 in capital loss carryovers for federal income tax purposes with $1,181,907 expiring in 2006, $41,642 expiring in 2008 and $1,874,543 expiring in 2010.

5. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryover

$42,805	$220,846	$3,098,092

The tax character of distributions paid for the year ended December 31, 2002 was $504,656 of ordinary income.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $2, which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had no borrowings under this agreement.

10. SUBSEQUENT EVENT

Effective January 1, 2003, Evergreen Investment Management Company, LLC, a wholly-owned subsidiary of Wachovia, became the investment advisor to the Fund and is paid for its services at the same rate as its prior investment advisor.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Offit VA Emerging Markets Bond Fund, a portfolio of Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented through December 31, 2000 were audited by other auditors whose report thereon, dated February 16, 2001 expressed an unqualified opinion on those financials.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Offit VA Emerging Markets Bond Fund, as of December 31, 2002, the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564975   2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034